Exhibit 10.30

[***] Certain information in this document has been omitted from this exhibit because (i) the Company customarily and actually treats such information as private or confidential and (ii) the omitted information is not material.

OMNIBUS AMENDMENT

THIS OMNIBUS AMENDMENT (this “Amendment”) is entered into as of October 05, 2022, by and among ATAI LIFE SCIENCES AG, a German corporation (“ATAI”), RECOGNIFY LIFE SCIENCES, INC., f/k/a FSV7, INC., a Delaware corporation, a Delaware corporation (the “Company”) and the other persons and entities listed on Exhibit A hereto (the “Shareholders” and collectively with ATAI (and ATAI LIFE SCIENCES US, INC., only for purposes of Section 5 below), and the Company, the “Parties”).

W I T N E S S E T H:

A.
The Shareholders, ATAI (or, in the case of the ISA, as defined below, ATAI LIFE SCIENCES US, INC.) and the Company have entered into (i) that certain SERIES A PREFERRED STOCK PURCHASE AGREEMENT (the “SPA”), (ii) that certain VOTING AGREEMENT (the “VA”), (iii) that certain INVESTORS’ RIGHTS AGREEMENT (the “IRA”), and (iv) that certain INTERCOMPANY SERVICES AGREEMENT (the “ISA”), each dated as of November 6, 2020 (each as amended, restated, amended and restated, supplemented or otherwise modified from time to time, including, without limitation, with respect to the SPA through that certain AMENDMENT TO SERIES A PREFERRED STOCK PURCHASE AGREEMENT dated May 27, 2021 (“Amendment 1”), and the SECOND AMENDMENT TO SERIES A PREFERRED STOCK PURCHASE AGREEMENT dated September 17, 2021

(“Amendment 2”); collectively, the agreements in (i) through (iv), the “Agreements”).

B.
ATAI at the Initial Closing and subsequent Milestone Closings previously funded Milestones 1 and 2 (including through the First Pre-Payment and the Second Pre-Payment (each as defined in Amendment 2)) in an aggregate amount of $[***] in exchange for a total of [***] shares of Series A Preferred Stock (which are no longer subject to the Repurchase Option), with [***] shares remaining as Escrow Shares.
C.
The Parties have agreed on a new POC Study design taking into consideration certain Go and No-Go Events (each as defined below) and in connection therewith desire to further amend the SPA to amend Milestone 3 and to determine future funding of the Company by ATAI and the related Milestones based on such Go and No-Go Events.
D.
The Parties also desire to amend the Voting Agreement to clarify the composition of the Board of Directors of the Company.
E.
Further, the Parties desire to amend the IRA to add certain provisions taking into consideration the public company status of ATAI Life Sciences N.V. (“ATAI N.V.”) and the impact on its direct and indirect subsidiaries, including the Company.

F.
Further, the Company and ATAI desire to amend the ISA to better reflect the services provided by ATAI to its Subsidiaries.

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NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms. Capitalized terms used herein (including in the preamble and recitals above) but not otherwise defined herein shall have the respective meanings ascribed to such terms in the SPA.

SECTION 2. Amendments to SPA. The parties hereby agree that the SPA Agreement shall be amended as set forth below:

(a)
Section 1.3 (a)(iii) of the SPA shall hereby be amended by deleting it in its entirety and replacing it with the following:

“(iii) Subject to Section 1.3(d) below, (A) [***] shares of Series A Preferred Stock at the Purchase Price on the certification by the Board (as confirmed by ATAI, which confirmation not to be unreasonably withheld) that the events specified under “Milestone 3 First Tranche” in Exhibit I have occurred (“Milestone 3 First Tranche”), (B) [***] shares of Series A Preferred Stock at the Purchase Price on the certification by the Board (as confirmed by ATAI, which confirmation not to be unreasonably withheld) that the events specified under “Milestone 3 Second Tranche” in Exhibit I have occurred (“Milestone 3 Second Tranche”) and (C) [***] shares of Series A Preferred Stock at the Purchase Price on the certification by the Board (as confirmed by ATAI, which confirmation not to be unreasonably withheld) that the events specified under “Milestone 3 Third Tranche” in Exhibit I have occurred (“Milestone 3 Third Tranche”; and collectively, with Milestone 3 First Tranche, and Milestone 3 Second Tranche “Milestone 3” and together with Milestone 1 and Milestone 2, the “Milestones”); provided however, ATAI shall have the right, but not the obligation, to make payment for up to [***] of the Milestone Shares at any time upon notice to the Company, irrespective of the achievement of any Milestone and, upon such payment, the Company shall instruct the Escrow Agent to release to ATAI the corresponding number of Escrow Shares.”

(b)
Section 1.3 (d) of the SPA shall hereby be amended by deleting it in its entirety and replacing it with the following:

“(d) If, following achievement of Milestone 3 Second Tranche in full, the Company reasonably determines that additional funding is required for completion of the Proof of Concept (POC) Study, then the Company and ATAI shall negotiate in good faith (including the price per share for the shares to be issued in the Additional Funding (as defined below)) and in accordance with the underlying principles of this Agreement shall make an update to the Initial Clinical Development Plan set forth on Exhibit B hereto (such update, the “Clinical Development Plan”) and an increase to the budget necessary to complete the POC Study (any such increase, not to exceed $[***] in excess of the $[***] provided for hereunder, the “Additional Funding”); and, subject to the Parties agreement with respect to such Additional Funding, the

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Company and ATAI shall further amend Milestone 3 (or any tranche thereof) and the corresponding number of Milestone Shares (not to exceed [***] shares of Series A Preferred Stock) funded by ATAI and released from escrow (or as may otherwise be required to be issued), and amend Exhibit I accordingly. For the avoidance of doubt, (i) if the Parties agree that Additional Funding is to be provided, the Company will be deemed to have agreed that the overall funding requirements hereunder (including the POC Study) will require more than a total of $[***] for all purposes hereof, including for purposes of Section 4.15(c) herein; and (ii) the issuance of any additional shares associated with the Additional Funding would be effected without prejudice or detriment to the Second Warrant or the shares of Series A Preferred Stock issued pursuant thereto.”

(c)
Exhibit I of the SPA shall hereby be amended by deleting the text under “Milestone 3” thereof in its entirety and replacing it with the following:

“Milestone 3:

Milestone 3 First Tranche

ATAI shall pay to the Company $[***] upon the certification by the Board (as confirmed by ATAI, which confirmation not to be unreasonably withheld) of a final Clinical Development Plan, to include go/no-go decisions based on Phase 2 Proof of Concept (POC) Study (the “POC Study”), for development of FSV7-007 in cognitive impairment associated with schizophrenia to be further set forth on Exhibit J hereto, the cost of which shall not exceed the maximum estimates per period and phase as set forth on such Exhibit. Unless otherwise agreed by the Board (as confirmed by ATAI, which confirmation is not to be unreasonably withheld), a 3-person independent data monitoring committee (whose members shall be mutually agreeable to ATAI and the Company) (the “Independent Data Monitoring Committee”) shall, in its sole discretion, recommend based on its expert interpretation of the statistical analytical plan for the adaptive three arm parallel RCT design with two interim analyses, in accordance with the statistical analysis plan set forth on Exhibit C hereto (the “SAP”, which SAP shall not be amended or replaced without ATAI’s prior written consent) (such recommendation based on such SAP, a “Recommendation”), a commitment to stop further development for the relevant arm (each a “No-Go Event”). If the Independent Data Monitoring Committee makes a Recommendation that a No-Go Event has occurred, the relevant arm shall be discontinued. For clarity, if the Independent Data Monitoring Committee makes a Recommendation that states that the first interim analysis or the second interim analysis does not result in a No-Go Event for a given arm, such result shall constitute a “Go-Event” related to such interim analysis for all purposes hereof.

Milestone 3 Second Tranche

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ATAI shall pay to the Company $[***] upon the achievement of least one Go-Event following the Recommendation from the Independent Data Monitoring Committee and the readout of the first interim analysis of the POC Study.

Milestone 3 Third Tranche

ATAI shall pay to the Company $[***] upon (i) the achievement of at least one Go-Event following the recommendation from the Independent Data Monitoring Committee and the readout of the second interim analysis of the POC Study and (ii) the unanimous written certification by the Board. For the avoidance of doubt, if the Board (excluding the board members affiliated with ATAI) agrees that Milestone 3 Third Tranche payment is to be provided, the Company will be deemed to have agreed that the overall funding requirements hereunder (including the POC Study) will require more than a total of

$[***] for all purposes hereof, including for purposes of Section 4.15(c) herein; and the issuance of any shares associated with the Milestone 3 Third Tranche would be effected without prejudice or detriment to the Second Warrant or the shares of Series A Preferred Stock issued pursuant thereto.

(d)
Exhibit J of the SPA shall hereby be amended by deleting all text under “Stage 3” thereof in its entirety and replacing it with the Exhibit B attached hereto.

SECTION 3. Amendments to the VA. The parties hereby agree that Section 1.2(d) of the VA shall hereby amended by deleting it in its entirety and replacing it with the following:

“(d) One person designated from time to time by the holders of a majority of the outstanding Common Stock and the holders of a majority of the outstanding Preferred Stock, voting as separate classes; provided, however, that from and after such time when ATAI has purchased [***] shares of the Milestone Shares (as defined in the Purchase Agreement), the member of the Board referred to in this Section 1.2(d) shall instead be designated from time to time by the holders of a majority of the outstanding Common Stock (including shares of Common Stock issued or issuable upon conversion of the Preferred Stock) held by the Stockholders, voting together as a single class on an as- converted basis, which seat shall initially be Srinivas Rao;”

SECTION 4. Amendments to the IRA. The parties hereby agree that the IRA shall be amended as set forth below:

(a)
Section 3.1 of the IRA shall hereby be amended by deleting it in its entirety and replacing it with the following:

“3.1 Delivery of Financial Statements. The Company shall deliver to each Major Investor:

(a)
as soon as practicable, but in any event within thirty (30) days after the end of each fiscal year of the Company (i) a balance sheet as of the end of such year, (ii) statements of income and of cash flows for such year, and a comparison between (x) the

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actual amounts as of and for such fiscal year and (y) the comparable amounts for the prior year and as included in the Budget (as defined in Section 3.1(d)) for such year, with an explanation of any material differences between such amounts and a schedule as to the sources and applications of funds for such year, and (iii) a statement of stockholders’ equity as of the end of such year;

(b)
as soon as practicable, but in any event within fifteen (15) days after the end of the first three quarters of each fiscal year of the Company, unaudited statements of income and cash flows for such fiscal quarter, and an unaudited balance sheet and a statement of stockholders’ equity as of the end of such fiscal quarter, all prepared in accordance with GAAP (except that such financial statements may (i) be subject to normal year-end audit adjustments; and (ii) not contain all notes thereto that may be required in accordance with GAAP);

(c)
as soon as practicable, but in any event within five (5) days after the end of each quarter of each fiscal year of the Company, a statement showing the number of shares of each class and series of capital stock and securities convertible into or exercisable for shares of capital stock outstanding at the end of the period, the Common Stock issuable upon conversion or exercise of any outstanding securities convertible or exercisable for Common Stock and the exchange ratio or exercise price applicable thereto, and the number of shares of issued stock options and stock options not yet issued but reserved for issuance, if any, all in sufficient detail as to permit the Major Investors to calculate their respective percentage equity ownership in the Company, and certified by the chief financial officer or chief executive officer of the Company as being true, complete, and correct;

(d)
as soon as practicable, but in any event thirty (30) days before the end of each fiscal year, a budget and business plan for the next fiscal year, prepared on a monthly basis, including balance sheets, income statements, and statements of cash flow for such months and, promptly after prepared, any other budgets or revised budgets prepared by the Company (such budget and business plan that is approved by the Board of Directors (including a majority of the Preferred Directors then seated, the “Requisite Preferred Director Vote”) is collectively referred to herein as the “Budget”);

(e)
with respect to the financial statements called for in Section 3.1(a), Section 3.1(b) and Section 3.1(d), an instrument executed by the chief financial officer and chief executive officer of the Company certifying that such financial statements were prepared in accordance with GAAP consistently applied with prior practice for earlier periods (except as otherwise set forth in Section 3.1(b) and Section 3.1(d)) and fairly present the financial condition of the Company and its results of operation for the periods specified therein; and

(f)
promptly, but in no event more than one Business Day after occurrence of the event triggering the same, (i) information about the formation of any Subsidiary of the Company (including providing a full set of any organizational documents relating to such new Subsidiary), (ii) information about any investment by the Company in any debt or equity security of any other Person (together with any relevant documents evidencing the same), (iii) information about any indebtedness for borrowed money

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(including a guarantee of the same or the provision of any security interest in assets of the Company or any Subsidiary thereof for the benefit of any Person other than ATAI or its Subsidiaries other than the Company) incurred by the Company or any Subsidiary thereof (including the relevant documents) and (iv) any material amendment, restatement, supplement or other modification to any of the foregoing;

(g)
such other information relating to the financial condition, business, prospects, or corporate affairs of the Company as any Major Investor may from time to time reasonably request; provided, however, that the Company shall not be obligated under this Section 3.1 to provide information (i) that the Company reasonably determines in good faith to be a trade secret or confidential information (unless covered by an enforceable confidentiality agreement, in a form acceptable to the Company); or (ii) the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel;

provided that, if any timeline in the aforementioned subsections (a) through

(d) is not met (or not likely to be met) predominantly due to a delay or other failure by ATAI to provide the relevant accounting services under the ISA, the Board shall decide on a reasonable extension of the same.

If, for any period, the Company has any subsidiary whose accounts are consolidated with those of the Company, then in respect of such period the financial statements delivered pursuant to the foregoing sections shall be the consolidated and consolidating financial statements of the Company and all such consolidated subsidiaries.”

(b)
The IRA shall hereby be amended by adding a new Section 5.9 thereto (and renumbering the existing Section 5.9 as 5.10) reading as follows:

“5.9 Platform Company Status. The Company acknowledges and agrees that it is a Subsidiary of ATAI and as such an indirect subsidiary of ATAI Life Sciences N.V. which is listed on the Nasdaq Global Market and as a result is subject to its rules and regulations as well as applicable US securities laws. While the Company is a Subsidiary of ATAI, it shall therefore adopt relevant policies and procedures as reasonably requested from time to time by ATAI applicable to itself and its other Subsidiaries, including, without limitation, its Code of Conduct, Insider Trading Policy and Regulation FD Policy. In addition, the Company and its Subsidiaries shall maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Further, to the extent necessary to comply with applicable SEC rules, the Company has established disclosure controls and procedures (as defined in 1934 Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including the Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which ATAI N.V.’s most recently filed period

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report under the 1934 Act, as the case may be, is being prepared. The Company shall follow, and shall cause its Subsidiaries to follow the authority levels with respect to its officers and employees, as may be established by the Company’s Board from time to time, which the Company hereby acknowledges and agrees shall be consistent with the authorization levels established by ATAI for the officers and employees of itself and its other Subsidiaries.

SECTION 5. Amendments to the ISA.

(a)
Section 1.2(e) of the ISA shall hereby be amended by deleting it in its entirety and replacing it with the following:

“(e) Human Resources (“HR”). HR services include assistance with recruitment, sourcing and selection of employees, development and management of HR strategy and policies, support management of employee relations, development and deployment of employee rewards and retention programs, coordinate employee redeployment and retirement, management of employee information and analytics, management of employee communications and management of union relations, providing payroll services, participation of employees of the Company and its Subsidiaries in health insurance and other benefits plans generally available to direct and indirect Subsidiaries of ATAI, including (without limitation access to and maintenance of Workiva, Veeva) administration of the same; assistance with HR compliance services;”

(b)
Section 1.2 of the ISA shall hereby be amended by adding a new subsection (n) at the end thereof, reading as follows:

“(n) Contract Review, Administration and Management Services. Contract Review, Administration and Management Services includes access to Ironclad or any other contract management and project management software maintained by ATAI for the benefit of itself and its Subsidiaries as well as associated support by ATAI personnel in accessing and uploading documents and otherwise using such software; access to form documents for standard contracts and agreements and associated administrative support by ATAI personnel (which shall not, however, for the avoidance of doubt, include any legal services).”

(c)
The Parties further acknowledge and agree that Exhibit A to the Agreement and the relevant Statements of Work (Exhibit B-2 and onwards) will have to be amended to reflect the new and expanded services and agreed to negotiate in good faith to amend the same no later than 60 days following the date hereof on an arms-length basis and consistent with the terms proposed by ATAI for its controlled subsidiaries in general.

SECTION 6. Further Assurances. Each of the parties hereto agrees to execute, acknowledge, seal and deliver, after the date hereof, without additional consideration, such further assurances, instruments and documents, and to take such further actions, as another party may reasonably request in order to fulfill the intent of this agreement and the transactions contemplated hereby.

SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. Receipt by facsimile or other electronic transmission (including pdf or any

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electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) of any executed signature page to this Amendment shall constitute effective delivery of such signature page.

SECTION 8. Agreements. Other than as specifically set forth herein, the Agreements shall remain in full force and effect.

SECTION 9. Miscellaneous. Sections 6.2, 6.3, 6.5 through 6.13 and 6.15 of the SPA (or any successor provisions thereto) shall apply to this Amendment mutatis mutandis.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have executed this Omnibus Agreement as of the date first written above.

COMPANY:

RECOGNIFY LIFE SCIENCES, INC.

By: /s/ Matthew P. Pando

Name: Matthew P. Pando

Title: Chief Executive Officer

(Recognify Life Sciences, Inc. - Signature page to Series A Omnibus Amendment)

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IN WITNESS WHEREOF, the parties have executed this Omnibus Agreement as of the date first written above.

ATAI:

ATAI LIFE SCIENCES AG

By: /s/ Florian Brand

Name: Florian Brand

Title: Chief Executive Officer

Only for purposes of Section 5:

ATAI LIFE SCIENCES US, INC.

By: /s/ Florian Brand

Name: Florian Brand

Title: Chief Executive Officer

(Recognify Life Sciences, Inc. - Signature page to Series A Omnibus Amendment)

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IN WITNESS WHEREOF, the parties have executed this Omnibus Agreement as of the date first written above.

SHAREHOLDER:

By: /s/ K. Angela Macfarlane

Name: K. Angela Macfarlane

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IN WITNESS WHEREOF, the parties have executed this Omnibus Agreement as of the date first written above.

SHAREHOLDER:

IN WITNESS WHEREOF, the parties have executed this Omnibus Agreement as of the date first written above

SHAREHOLDER

By: /s/ Matthew Pando

Name: Matthew Pando

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IN WITNESS WHEREOF, the parties have executed this Omnibus Agreement as of the date first written above.

SHAREHOLDER:

IN WITNESS WHEREOF, the parties have executed this Omnibus Agreement as of the date first written above.

SHAREHOLDER:

By: /s/ Eugene de Juan, Jr.

Name: Eugene de Juan, Jr.

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IN WITNESS WHEREOF, the parties have executed this Omnibus Agreement as of the date first written above.

SHAREHOLDER:

IN WITNESS WHEREOF, the parties have executed this Omnibus Agreement as of the date first written above.

SHAREHOLDER:

By: /s/ Gary Walker

Name: Gary Walker

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IN WITNESS WHEREOF, the parties have executed this Omnibus Agreement as of the date first written above.

SHAREHOLDER:

IN WITNESS WHEREOF, the parties have executed this Omnibus Agreement as of the date first written above.

SHAREHOLDER:

Donello Family Trust

Name: /s/ John Donello

Name: John Donello

Title: Trustee

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EXHIBIT A TO

OMNIBUS AGREEMENT SHAREHOLDERS

ATAI Life Sciences AG

K. Angela, Macfarlane Pando, Matthew Walker, Gary

de Juan, Jr., Eugene Donello Family Trust

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EXHIBIT B TO

OMNIBUS AGREEMENT

EXHIBIT J TO SPA

Clinical Development Plan

[Omitted]

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